EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO (18 U.S.C. SECTION 1350)

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ben C. Barnes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Transition Report of ActivCard Corp. on Form 10-K for the transition period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Transition Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of ActivCard Corp.

/s/ BEN C. BARNES
Ben C. Barnes

Chief Executive Officer December 13, 2004

A signed original of this written statement required by Section 906 has been provided to ActivCard Corp. and will be retained by ActivCard Corp. and furnished to the Securities and Exchange Commission or its staff upon request.